Exhibit 32.1

CERTIFICATION

PRINCIPAL EXECUTIVE OFFICER, AND PRINCIPAL FINANCIAL AND CHIEF ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Sharif Rahman, Chief Executive Officer and Chief Financial Officer of 3POWER ENERGY GROUP, INC. (the Company”) hereby certify, that, to my knowledge:

1. The Form 10-Q for the quarter ended June 30, 2016 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2016

/s/ Sharif Rahman
Sharif Rahman
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial and Accounting Officer)